UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2012

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO	63105-3443
(Address of principal executive offices)	(Zip Code)

(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 22, 2012, Olin Corporation (the “Company”) issued $200,000,000 aggregate principal amount of 5.50% Senior Notes due 2022 (the “Notes”) pursuant to an indenture, dated as of August 19, 2009, as supplemented, including by a Third Supplemental Indenture dated as of August 22, 2012, between the Company and U.S. Bank National Association, as trustee of the Notes. The Notes will mature on August 15, 2022, and will bear interest at the rate of 5.50% per year.  Interest on the Notes is payable on February 15 and August 15 of each year, beginning on February 15, 2013.  The Company may redeem the Notes at a “make-whole” redemption price, plus accrued and unpaid interest.  The Company is also required to offer to purchase the Notes if it experiences a change of control (as defined) under certain circumstances.  The Notes are subject to customary events of default, including nonpayment of principal or interest, breach of covenants and certain insolvency matters (subject in certain cases to cure periods).

The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), under the Registration Statement on Form S-3ASR (Registration No. 333-178460) which became effective December 13, 2011. On August 9, 2012, the Company filed with the Securities and Exchange Commission (the “Commission”), pursuant to Rule 424(b)(5) under the Act, its preliminary Prospectus Supplement, dated August 9, 2012, pertaining to the public offering and sale of the Notes. On August 10, 2012, the Company filed with the Commission, pursuant to Rule 424(b)(5) of the Act, its final Prospectus Supplement, dated August 9, 2012, pertaining to the public offering and sale of the Notes.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit

4.1	Third Supplemental Indenture dated as of August 22, 2012, between Olin Corporation and U.S. Bank National Association, as trustee of the Notes.

4.2	Form of 5.50% Senior Note due 2022.

5.1	Opinion of Hunton & Williams LLP.

5.2	Opinion of Cravath, Swaine & Moore LLP as to the validity of the Notes.

23.1	Consent of Hunton & Williams LLP (contained in Exhibit 5.1).

23.2	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ George H. Pain
Name: George H. Pain
Title: Senior Vice President, General Counsel and Secretary

Date: August 22, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Third Supplemental Indenture dated as of August 22, 2012, between Olin Corporation and U.S. Bank National Association, as trustee of the Notes.

4.2	Form of 5.50% Senior Note due 2022.

5.1	Opinion of Hunton & Williams LLP.

5.2	Opinion of Cravath, Swaine & Moore LLP as to the validity of the Notes.

23.1	Consent of Hunton & Williams LLP (contained in Exhibit 5.1).

23.2	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit 5.2).